EXHIBIT 32.2

                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of First Federal Bancorp, Inc. (the "Company"), on Form 10-QSB for the period ended December 31, 2003, dated the date of this Certification (the "Report"), I, Connie Ayres LaPlante, the Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  February 13, 2004             By: /s/ Connie Ayres LaPlante
                                         --------------------------------
                                         Connie Ayres LaPlante
                                         Treasurer
                                         (Chief Financial Officer)


A signed original of this written statement required by Section 906 has been provided to First Federal Bancorp, Inc., and will be retained by First Federal Bancorp, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.